NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                               NATIONS FUNDS TRUST
                       (collectively the "Nations Funds")

                         Supplement dated June 11, 2001
     to Prospectuses dated August 1, 2000, March 30, 2001 and April 16, 2001

         The prospectuses for the Investor A Shares of the Nations Funds are hereby supplemented by deleting the final paragraph under the heading "About your investment -- Choosing a share class -- When you might not have to pay a sales charge -- Front-end sales charges (Investor A Shares)."